Non-controlling Interest	12 Months Ended
Mar. 31, 2019
Non-controlling Interest
Non-controlling Interest

14. Non-controlling Interest

A non-controlling interest in a subsidiary of the Group represents the portion of the equity (net assets) in the subsidiary not directly or indirectly attributable to the Group. Non-controlling interests are presented as a separate component of equity in the combined and consolidated balance sheet and earnings and other comprehensive income are attributed to controlling and non-controlling interests.

Below are changes in the Group’s ownership interest in its subsidiary on the Group’s equity.

	As of March 31,
	2018	2019
	RMB	RMB
Net loss attributable to Ruhnn shareholders	(104,005,422)	(73,246,238)
Transfers from the non-controlling interest
Increase in Ruhnn's paid-in-capital for purchase shares of Yitong	(3,019,412)	—
Increase in Ruhnn's paid-in-capital for purchase shares of Hanli	(93,688)	—
Increase in Ruhnn's paid-in-capital for purchase shares of Hangzhou Dayi	—	(9,094,261)

Net transfers from non-controlling interest	(3,113,100)	(9,094,261)
Change from net income attributable to Ruhnn and transfers from non-controlling interest	(107,118,522)	(82,340,499)

During the year ended March 31, 2018, the Group acquired equity interests of Yitong and Hanli from non-controlling interest shareholders. The acquisition effectively reversed out the negative carrying amount of the non-controlling interests in Yitong and Hanli. As a result, paid-in capital increased and the value of non-controlling interest decreased.

On June 28, 2018, the Group declared dividend distribution plan of Hangzhou Dayi before the Group's acquisition of its non-controlling interests. According to the distribution plan, RMB17,150,000 was distributed to Wunai Yidui among which RMB17,034,957 had been paid and a dividend payable amount of RMB115,043 to Wunai Yidui still remains outstanding by the Group as of March 31, 2019.

On March 5, 2019, the Group entered into an agreement with Zhang Yi, one of the Company’s top KOLs and a shareholder, whereby the Company issued 44,165,899 ordinary shares to her in exchange for her 49% non-controlling equity interest in Hangzhou Dayi and the exclusive cooperation rights with her in online sales of women apparel products until the later of five years after the completion of the IPO or when her beneficial interest in the company falls below 5%. The fair value of shares issued to Zhang Yi had been allocated to the acquisition of the non-controlling interest of Hangzhou Dayi and exclusive cooperation rights at RMB656,000,000 and RMB103,000,000, respectively, which were determined with the assistance of a third party valuation company. The carrying value of non-controlling interest relating to Hangzhou Dayi at the date of the exchange was negative RMB9,094,261. A loss of RMB665,094,261 was resulted from the acquisition of the non-controlling interest as the excess of the fair value consideration paid of RMB656,000,000 based on shares issued over the adjustment to the carrying amount of the non-controlling interest of negative RMB9,094,261. The Group accounted for the transaction by recording issuance of shares in fair value of RMB656,000,000, the loss of RMB665,094,261 resulted in the acquisitions of non-controlling interest of Hangzhou Dayi in additional paid-in capital with a credit to the non-controlling interest account in the amount of RMB9,094,261 effectively reversing out the previous carrying amount of non-controlling interest before the acquisition.